Financial Instruments And Other Derivative Contracts - Summary of Net Carrying Amounts of Derivative Contracts Measured Using Predominantly Unobservable Inputs (Detail) - Unobservable Inputs [Member] - USD ($)
$ in Millions
	12 Months Ended
	Dec. 31, 2017	Dec. 31, 2016
Disclosure Of Significant Unobservable Inputs Used In Fair Value Measurement Of Liabilities [Line Items]
Beginning balance	$ 468	$ 607
Net losses recognised in revenue	(248)	(361)
Purchases	(252)	(227)
Sales	562	428
Recategorisations (net)	(248)	56
Currency translation differences	15	(35)
Ending balance	$ 297	$ 468